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                                                                 Exhibit 10.9(a)

                        FIRST AMENDMENT TO AMENDED AND
                    RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP

      This FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP (this "First Amendment") dated as of June 18,1998 amends that certain Amended and Restated Agreement of Limited Partnership of NOARK Pipeline System, Limited Partnership dated as of January 12, 1998 (the "Partnership Agreement") between Southwestern Energy Pipeline Company, as a general partner, and Enogex Arkansas Pipeline Corporation, as a general partner and a limited partner. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Partnership Agreement.

      In consideration of the mutual promises made herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree as follows:

1. The definition of "Existing Loans" in Section 1.1 of the Partnership Agreement is hereby amended in its entirety to read as follows:

      " "Existing Loans" means the NOARK Debt, and any subsequent loans to the Partnership or any NOARK Related Entity replacing the then existing principal balance of the NOARK Debt, or the then existing principal balance of such subsequent loans, as applicable."

2. The definition of "NOARK Debt" in Section 1.1 of the Partnership Agreement is hereby amended by inserting at the end thereof, the following:

      "; provided, however, that from and after June 18, 1998 "NOARK Debt" shall mean the Finance Notes, and shall exclude for all purposes of this Agreement the debt incurred by the Partnership pursuant to the terms of that certain Loan Agreement dated as of June 1, 1998 between the Partnership and NOARK Pipeline Finance, L.L.C., an Oklahoma limited liability company."

3. Section 1.1 of the Partnership Agreement is hereby amended by inserting the following definitions:

      "Defaulting Guarantor" shall have the meaning assigned thereto in the Indenture.

      "EAPC Allocated Existing Loans" shall mean, at any time after indebtedness is incurred pursuant to the last sentence of Section 3 4 b ) hereof, (i) 40% of the Existing Loans immediately prior to the incurrence of such indebtedness and the application of the proceeds thereof; less, if and only if southwestern Energy Company is the Defaulting Guarantor (as defined in the Indenture), the principal amount of Finance Notes redeemed upon application of the proceeds of such

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      indebtedness and (ii) if and only if Southwestern Energy Company is the
      Defaulting Guarantor, the indebtedness incurred pursuant to the last sentence of Section 3.5(b) hereof, and any subsequent loans to the Partnership replacing the principal balance thereof at the time such subsequent loans are made.

      "Enogex Guaranty" shall have the meaning assigned thereto in the Indenture.

      "Finance Notes" shall mean the 7.15% Notes Due 201 8 issued by NOARK Pipeline Finance, L.L.C. in the original aggregate principal amount of $80,000,000 pursuant to the Indenture.

      "Indenture" shall mean the Indenture dated as of June 1, 1998 between the NOARK Pipeline Finance, L.L.C. and The Bank of New York, as trustee, as it may be amended or supplemented from time to time.

      "Non-Defaulting Guarantor" shall have the meaning assigned thereto in the Indenture.

      "Southwestern Guaranty" shall have the meaning assigned thereto in the Indenture.

      "SWPL Allocated Existing Loans" shall mean, at any time after indebtedness is incurred pursuant to the last sentence of Section 3.5(b) hereof, the sum of (i) 60% of the Existing Loans immediately prior to the incurrence of such indebtedness and the application of the proceeds thereof, less, if and only if Enogex Inc. is the Defaulting Guarantor (as defined in the Indenture), the principal amount of Finance Notes redeemed upon application of the proceeds of such indebtedness and (ii) if and only if Enogex Inc. is the Defaulting Guarantor, the indebtedness incurred pursuant to the last sentence of Section 3.5(b) hereof, and any subsequent loans to the Partnership replacing the principal balance thereof at the time such subsequent loans are made.

4. Subsection (b) of Section 3.5 of the Partnership Agreement is hereby amended as follows:

            (i) by inserting the words "by the Partnership (including any NOARK Related Entity)" immediately after the words "indebtedness for borrowed money" in the first line thereof; and

            (ii) by inserting at the end of said subsection (b), the following sentence:

      "Notwithstanding the foregoing, (i) if Southwestern Energy Company shall be a Defaulting Guarantor and Enogex Inc. shall be a Non-Defaulting Guarantor, the Partnership, at the direction of EAPC, may incur indebtedness for borrowed money (x) upon a declaration of acceleration of the Finance Notes pursuant to Section 6.l(b) of the Indenture, in a principal amount equal to the Guaranteed Principal Amount (as defined in the Enogex Guaranty) or (y) otherwise, in a

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      principal amount equal to the Redemption Price (as defined in the
      Indenture) applicable to the redemption of Finance Notes in an aggregate principal amount equal to the Guaranteed Principal Amount (as defined in the Enogex Guaranty), in each case without the consent of the SuperMajority in Interest of Partners, and the proceeds of such indebtedness shall be applied on behalf of Enogex Inc. to the payment of the Finance Notes upon acceleration thereof or to the redemption of Finance Notes pursuant to Section 3.l(b) of the Indenture, as applicable, and (ii) if Enogex Inc. shall be a Defaulting Guarantor and Southwestern Energy Company shall be a Non-Defaulting Guarantor, the Partnership may, at the direction of SWPL, incur indebtedness for borrowed money (x) upon a declaration of acceleration of the Finance Notes pursuant to Section 6.1
      (b) of the Indenture, in a principal amount equal to the Guaranteed Principal Amount (as defined in the Southwestern Guaranty) or (y) otherwise, in a principal amount equal to the Redemption Price (as defined in the Indenture) applicable to the redemption of Finance Notes in an aggregate principal amount equal to the Guaranteed Principal Amount (as defined in the Southwestern Guaranty), in each case without the consent of the SuperMajority in Interest of Partners, and the proceeds of such indebtedness shall be applied on behalf of Southwestern Energy Company to the payment of the Finance Notes upon acceleration thereof or to the redemption of Finance Notes pursuant to Section 3.l(b) of the Indenture; provided that any indebtedness incurred pursuant to this sentence without the consent of the SuperMajority in Interest of Partners shall be unsecured, shall be non-recourse to each of the Partners (unless with respect to either Partner, such Partner shall otherwise consent in writing) and shall not contain any -. covenants, agreements or provisions which would in any material respect be more restrictive on the Partnership and the NOARK Related Entities and their respective businesses and affairs than the covenants, agreements or provisions of the Indenture and the Finance Notes. In the event that EAPC directs the Partnership to incur indebtedness as described in the preceding sentence, (i) EAPC, on behalf of the Partnership, and the Partnership are hereby authorized to take such action as may be reasonably required in order for the Partnership to incur such indebtedness in conformity with the requirements of the preceding sentence, without any further action by the Partners or the Management Committee and (ii) SWPL shall take all such actions and execute any and all documents reasonably required by it as a general partner of the Partnership to facilitate the incurrence of such indebtedness by the Partnership; provided that SWPL shall not incur any liability in respect thereof. In the event that SWPL directs the Partnership to incur indebtedness as described in the preceding sentence, (i) SWPL, on behalf of the Partnership, and the Partnership are hereby authorized to take such action as may be reasonably required in order for the Partnership to incur such indebtedness in conformity with the requirements of the second preceding sentence, without any further action by the Partners or the Management Committee and (ii) EAPC shall take all such actions and - . , execute any and all documents reasonably required by it as a general partner of the Partnership to facilitate the incurrence of such indebtedness by the Partnership; provided that EAPC shall not incur any liability in respect thereof.

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5.          Section 4.2(c) of the Partnership Agreement is hereby amended in its entirety to read as follows:

      (a) The Partners agree that (i) prior to the incurrence of any indebtedness pursuant to the last sentence of Section 3.5(b), the Existing Loans, including applicable interest, shall be repaid as follows: (x) sixty percent (60%) of the Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to SWPL, before taking into account debt service on the Existing Loans, under this Agreement and (y) forty percent (40%) of the Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to EAPC, before taking into account debt service on the Existing Loans, under this Agreement, and (ii) from and after the incurrence of any indebtedness pursuant to the last sentence of Section 3.5(b), the Existing Loans, including applicable interest, shall be repaid as follows: (x) the SWPL Allocated Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to SWPL, before taking into account debt service on the Existing Loans, under this Agreement and (y) the EAPC Allocated Existing Loans, including applicable interest, shall be repaid out of any amounts otherwise distributable to EAPC, before taking into account debt service on the Existing Loans, under this Agreement. If such amounts referred to in clause (i) of the preceding sentence are insufficient to pay a Partner's percentage share (i.e. 60% or 40% as set forth above) of the debt service on the Existing Loans, including applicable interest, in accordance with their terms, then such Partner shall be responsible to contribute to the capital of the Partnership amounts sufficient to pay its percentage share (i.e. 60% or 40% as set forth above) of the debt service on the Existing Loans, including applicable interest, and shall do so upon notice from the Project Leader. If such amounts referred to in clause (ii) of the preceding sentence are insufficient to pay the debt service on the SWPL Allocated Existing Loans or the EAPC Allocated Existing Loans, in each case including applicable interest, in accordance with its respective terms, then SWPL or EAPC, as the case may be, shall be responsible to contribute to the capital of the Partnership amounts sufficient to pay the debt service on the SWPL Allocated Existing Loans or the EAPC Allocated Existing Loans, as applicable, including in each case interest thereon, and shall do so upon notice from the Project Leader. Notwithstanding the foregoing, if either SWPL or EAPC obtains knowledge that it is responsible to contribute to the capital of the Partnership pursuant to this Section 4.2(c), then such Partner shall be obligated to make such contribution of capital to the Partnership on a timely basis notwithstanding the fact that the Project Leader has not given notice to such Partner as contemplated hereby. Capital Contributions by the Partners pursuant to this Section 4.2(c) shall not alter the Partnership Percentages of the Partners. Default by a Partner in the making of such

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            Capital Contributions shall cause it to be deemed a Delinquent
            Partner subject to the provisions of Section 4.3 hereof.

6. Section 4.2(d) of the Partnership Agreement is hereby amended in its entirety to read as follows:

      (a) Notwithstanding anything to the contrary in Section 4.2(c) above or elsewhere in this Agreement, it is understood and agreed that the terms of any Existing Loans may in the future (but do not currently) provide that the amortization of the principal amount thereof shall be borne or allocated in a manner different from the percentages set forth in Section 4.2(c) or any Partner may direct the Project Leader to apply amounts of Partnership cash otherwise distributable to such Partner (except amounts to be paid to other Partners pursuant to the other provisions of this Agreement) to the repayment or prepayment of the principal amount of the Existing Loans in excess of the amounts required to be repaid under the terms of the Existing Loans, provided such Partner bears all costs and penalties of doing so. In addition, either Partner may elect to redeem from such Partner's own funds a portion of the Finance Notes pursuant to Section 3.1 of the Indenture. Consequently, a Partner may thereby pay or bear more than its attributable percentage of the principal amount of the Existing Loans to be repaid. In such event, the percentages of the then outstanding principal amount of the Existing Loans payable out of the distributable amounts attributable to the Partners set forth in
            Section 4.2(c) shall be adjusted as appropriate to reflect the resulting percentage of the aggregate outstanding principal amount of the Existing Loans then attributable to each Partner.

7. Section 5.3 of the Partnership Agreement is hereby amended in its entirety to read as follows:

            5.3. Special Interest Expense. The Partnership interest expense deductions incurred with regard to the Existing Loans and the Finance Notes as referenced in Section 4.2(c) shall be allocated to the Partners as follows:

            (i) prior to the incurrence of any indebtedness pursuant to the last sentence of Section 3.5(b), 60% to SWPL and 40% to EAPC; and

            (ii) following the incurrence of any indebtedness pursuant to the last sentence of Section 3.5(b), the Partnership interest expense deductions incurred with regard to the SWPL Allocated Existing Loans shall be allocated to SWPL and the Partnership interest expense deductions incurred with regard to the EAPC Allocated Existing Loans shall be allocated to EAPC.

      In the event the percentages of the outstanding principal amounts of the Existing Loans payable out of the distributable amounts attributable to each Partner are adjusted pursuant to Section 4.2(d), the foregoing percentages shall be subject to

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      adjustment to reflect the same percentages as the percentages established pursuant to Section 4.2(d).

8. The Partnership Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

9. From and after the date hereof, each reference in the Partnership Agreement to "this Agreement," "hereof," or "hereunder" or words of like import, and all references to the Partnership Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Partnership Agreement, as modified and amended by this First Amendment.

10. THE PROVISIONS OF THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER SAME TO THE LAWS OF ANOTHER JURISDICTION), EXCEPT TO THE EXTENT THAT SAME ARE MANDATORILY SUBJECT TO THE LAWS OF ANOTHER JURISDICTION PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.

11. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original agreement, and all of which shall constitute one agreement, by each of the parties hereto on the dates respectively indicated in the signatures of said parties, notwithstanding that all of the parties are not signatories to the original or to the same counterpart, to be effective as of the day and year hereinabove set forth.

      IN WITNESS WHEREOF, the Partners have executed this First Amendment on the date first set forth above.

                                      GENERAL PARTNERS:

                                      ENOGEX ARKANSAS PIPELINE
                                      CORPORATION

                                      By: _________________________
                                      Name:    E. Keith Mitchell
                                      Title:   Vice President

                                      SOUTHWESTERN ENERGY
                                      PIPELINE COMPANY

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                               By: _________________________
                               Name:    Stanley D. Green
                               Title:   Executive Vice President - Finance &
                                        Corporate Development

                               LIMITED PARTNER:

                               ENOGEX ARKANSAS PIPELINE
                               CORPORATION

                               By: _________________________
                               Name:    E. Keith Mitchell
                               Title:   Vice President